NGP Capital Resources Company


an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

The Oil & Gas Conference
August 12, 2008

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

The NGPC Story

NGPC Business Rationale

- The energy industry requires constant investment to maintain and grow capacity

Our Company

- A specialty finance company providing capital to small and mid-sized energy companies

The Opportunity

- Participation in a growing portfolio of attractive, energy investments that meet our rigorous criteria and generate superior risk adjusted returns







CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION

Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Growth drivers

CONFIDENTIAL : NOT FOR REPRODUCTION OR DISTRIBUTION

NGPC at a Glance

- Equity market cap ~$333 million[1]
- Number of portfolio companies: 18[1]
- Total Return Orientation
  - current yield plus
  - capital gains
- Since 2004 IPO
  - investments of $584 million[1]; realizations of $250 million[1]; current portfolio of $334 million[1]
- Based in Houston
  - 9 investment professionals[1]



Note 1: As of 06-30-08

Outperforming the Market Since Inception

Total Return[1]
November 10, 2004 – July 31, 2008

8.9%	**-0.6%**	**38.3%**



S&P 500



BDC Index



NGPC

Source: Bloomberg
Note 1: Includes reinvestment of dividends

A Range of Financing Products

- Combined senior & subordinated debt
- Subordinated debt
- Convertible debt
- Preferred equity
- Project equity

NGPC
NGP Capital Resources Company

Debt is often structured with equity kickers:
- overriding royalty or net profits interests
- warrants
- conversion rights

Portfolio Total Return Target: 15%-20%

CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION

Positioned in the Mezzanine Investment Space


IRR
30% +
20%
15%
10%
5%
Equity
Mezzanine
Sr. Sub Loans
NGP Capital Resources
Senior Loans
Cash Flow Producing Risk
Developing Risk
Finding/Buying Risk

NGPC is an Active Participant

Amount	Company	Transaction	Role	Date
$30,000,000	Greenleaf Investments LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	April 2008
$61,600,000	BioEnergy Holding LLC	Senior Secured Notes	Participant	March 2008
$32,000,000	DeanLake Operator, LLC	Senior Secured Credit Facility	Agent And Sole Lender	June 2007
$60,000,000	Tammany Oil & Gas LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	March 2007
$36,500,000	Alden Resources LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2007
$12,000,000	Scheuman Energy, Inc.	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$50,000,000	Rubicon Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$82,000,000	Nighthawk Transport I LP	Senior Secured Term Loan A And A Senior Secured Term Loan B	Participant	August, 2006
$15,000,000	BSR Loco, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	August, 2006
$4,000,000	Rubicon Energy Partners, LLC	Purchase of Membership Units	Purchaser	July 2006
$12,000,000	Crossroads Energy, LP	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	June 2006
$95,000,000	Resaca Exploitation, LP	Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan	Arranger And Agent	May 2006
$25,000,000	Rabbit Island, L.P.	Senior Secured Revolving Credit Facility	Arranger and Agent	March 2006
$17,000,000	Piceance Basin Properties, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2006
$50,000,000	Chroma Exploration & Production, Inc.	Senior Secured Multiple-Advance Term Loan	Arranger and Agent	September 2005
$25,000,000	Millennium Offshore Group, Inc.	Senior Secured Bridge Loan	Agent And Sole Lender	January 2005
$20,000,000	TerraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	May 2005
$59,050,000	Crescent Resources, LLC	Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan	Agent And Sole Lender	December 2004

Composition of Investment Portfolio

As of June 30, 2008


Equity Kickers, 2%
Common Equities, 9%
Preferred Equity, 1%
Net Profits Interests, 16%
Subordinated Secured Loans & Notes, 9%
Limited Term Royalty Interest, 10%
Senior Secured Loans, 53%

Note 1: Overriding royalty interests, warrants and similar assets

NGPC is a Business Development Company

- ☑ No corporate Federal Income Tax
- ☑ Distributes at least 90% of taxable income
- ☑ 1099 reporting
- ☑ No unrelated business taxable income
- ☑ Tax rules impose various asset diversification requirements

Result: Compelling yield and tax attributes

NGPC is Uniquely Positioned as a Mezzanine Provider

Capital Providers

Company Structure	General	Energy
Public	• 25 Business Development Companies of size	NGPC NGP Capital Resources Company
Private	• Wide range of players	• Mezzanine providers are generally divisions of larger companies/private funds

CONFIDENTIAL - NOT FOR REPRODUCTION OR DISTRIBUTION

NGPC is an Externally Managed BDC


Investment Committee
Ken Hersh (NGPECM)
Billy Quinn (NGPECM)
Dick Covington (NGPECM)
John Homier
Executive Officers & Employees
John Homier
Steve Gardner
Kelly Plato
&
15 Employees
NGP Investment Advisor, LP
Investment Advisory Agreement
Board of Directors
Ken Hersh (NGPECM)
Jim Latimer (Ind.)
David Albin (NGPECM)
Edward Blessing (Ind.)
Lon Kile (Ind.)
NGPC
NGP Capital Resources Company
Executive Officers
John Homier
President/CEO
Steve Gardner
CFO/Treasurer
Kelly Plato
Sr. VP & Managing Director

Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Growth drivers

CONFIDENTIAL : NOT FOR REPRODUCTION OR DISTRIBUTION

Our Business Philosophy

1. Clear industry focus

2. Disciplined investment approach


NGPC
NGP Capital Resources Company

3. Attractive vehicle for investors

4. Solid results

CONFIDENTIAL. NOT FOR REPRODUCTION OR DISTRIBUTION

A Clear Industry Focus

- Small and mid-size companies in energy and related businesses
- Private companies
- Need capital for growth
- Investments range from $5 to $100 million
- Target investment size is $25 to $45 million







Conservative Underwriting and Investment Philosophy

- ☑ Strong management
- ☑ Engineering oriented
- ☑ Collateral security
- ☑ Emphasis on total return with current yield
- ☑ Appropriate return for the risk assumed
- ☑ Exit strategy


Rigorous Screening Process
30
1

We look at 30 deals to do 1

Subordinated Debt Solution

- Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)
- Purchase price was approximately $120 million
- Senior debt capacity was approximately $60 million
- *Solution: NGPC provided a $50 million subordinated debt facility and a $10 million bridge loan*
- Conclusion: Our client completed the acquisition, successfully developed its assets and ultimately refinanced our debt with conventional senior debt

Combined Senior and Sub Debt Solution

- Production Company with existing assets desired to refinance its existing debt and purchase an asset package having significant development potential
- The total financing need was approximately $40 million
- Senior debt capacity was approximately $15 million
- *Solution: Along with an equity investment from third parties, NGPC provided a $35 million combined senior and subordinated facility*
- Conclusion: In connection with the equity investment, NGPC's financing enabled our client to complete the acquisition and begin development of the properties

Integrated Balance Sheet Solution

- Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields
- The team needed additional equity to complete the transaction and wanted a one-stop financing source
- Senior debt capacity was approximately $17 million
- *Solution: NGPC provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company*
- Conclusion: Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. NGPC remains an equity partner as the company continues to grow

CONFIDENTIAL : NOT FOR REPRODUCTION OR DISTRIBUTION

Many Advantages for Investors

- ☑ Energy-specific focus
- ☑ Efficient tax structure
  - regulated investment company → no corporate federal income tax
- ☑ Attractive fee structure
  - 20% over 8% hurdle and <u>no</u> catch-up provision
  - 20% of realized capital gains net of realized and unrealized capital losses
- ☑ Liquid Investment
- ☑ Total return investment with meaningful current yield



No "Catch Up" Provision Increases Yield


1.6% Improvement in Total Yield w/o Catch-Up
Without Catch-Up
With Catch-Up
Investors' Income Net of Incentive Fee (% of Net Assets)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2
4
6
8
10
12
14
Net Investment Income (% of Net Assets)

Strong Management Team

- ☑ An affiliate of NGP Energy Capital Management
- ☑ Nine investment professionals
- ☑ Energy, engineering, and financial experience and expertise for this specialized investment focus



Located in Houston, Texas, the hub of the energy business

Strong brand name, expertise and deal flow

Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Growth drivers

CONFIDENTIAL : NOT FOR REPRODUCTION OR DISTRIBUTION

Growth in Targeted Investments...


$M
$400
$300
$200
$100
$0
Committed & Available
Outstanding
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

Excellent Credit Quality

... Driving Earnings Growth


Net income per share
Unrealized Capital Gain
Realized Capital Gain
Net Investment Income
Realized Capital Loss
Unrealized Capital Loss
$0.65
$0.07
$0.60
-$0.02
up 32%
$0.86
$0.95
-$0.01
-$0.08
up 107%
$1.78
$0.30
$0.39
$1.09
$0.36
$0.37
-$0.01
Full Year 2005
Full Year 2006
Full Year 2007
Half Year 2008

... and Growth in Dividends


$1.44
$0.92
up 57%
$0.66
up 39%
$0.40
$0.40
2005
2006
2007
1Q08
2Q08

Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Growth drivers

CONFIDENTIAL : NOT FOR REPRODUCTION OR DISTRIBUTION

Growth Drivers

5 Portfolio diversification

4 Deeper and broader market penetration

3 Portfolio momentum and realizations

2 Strong deal pipeline

1 Robust need for capital



NGPC – The Next Steps

- $500 to $750 million portfolio
- Originate $250 to $350 million per year
- Continue investment discipline and diversification for best risk adjusted returns
- Continue focus on total return
- Continue stable growth of earnings and dividends





CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION

Why Invest in NGPC

- Uniquely positioned BDC in attractive energy market segment
  - continual financing needs, large market
- Successful business model
  - clear focus, unique capabilities, disciplined approach, proven results
- Momentum building as company enters fourth year of operations
  - strong pipeline, maturing investments, earnings and dividend growth



CONFIDENTIAL : NOT FOR REPRODUCTION OR DISTRIBUTION

NGP Capital Resources Company


an affiliate of
NGP Energy Capital Management

www.ngpcrc.com
713-752-0062

John Homier   Steve Gardner   Kelly Plato
Dan Schockling   Hans Hubbard   Chris Ryals   Robert Sheffey